UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2021

CYTRX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-15327	58-1642740
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11726 San Vicente Boulevard, Suite 650

Los Angeles, California 90049

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (310) 826-5648

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CYTR	OTC Market
Series B Junior Participating Preferred Stock Purchase Rights		OTC Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed in definitive additional materials relating to our special meeting of stockholders (the “Special Meeting”) that took place on September 23, 2021, on August 23, 2021, a stockholder of CytRx Corporation (the “Company”) filed a class action lawsuit against the Company, Steven A. Kriegsman, Louis Ignarro, Joel K. Caldwell, and Jennifer K. Simpson claiming, among other things, that the proxy statement in respect of the Special Meeting (the “Proxy Statement”) and certain definitive additional materials were “materially incomplete” and that the individually named defendants “violated the fiduciary duties they owe to the public stockholders of CytRx stock” (the “Class Action”). The plaintiff sought, among other things, disclosure of certain information and an award of costs, disbursements, and certain professionals’ fees.

While the Company believed strongly that the claims were without merit and that the information addressed in the lawsuit was not material or required under the proxy rules, to avoid unnecessary distraction ahead of the Special Meeting, and without admitting any liability or wrongdoing, on September 9, 2021, the Company filed further definitive additional materials with the U.S. Securities and Exchange Commission amending and supplementing the Proxy Statement (the “Proxy Supplement”). On September 10, 2021, the plaintiff determined to voluntarily dismiss the Class Action in light of the supplemental disclosures in the Proxy Supplement, which dismissal was approved on September 13, 2021 by the Court of Chancery. The Court retained jurisdiction solely for the purpose of adjudicating plaintiff’s counsel’s anticipated application for an award of attorneys’ fees and reimbursement of expenses. The Company subsequently agreed to pay $110,000 to the plaintiff’s counsel in full satisfaction of his claim for attorneys’ fees and expenses in the Class Action. The Court of Chancery has not been asked to review, and will pass no judgment on, the payment of a fee or its reasonableness.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTRX CORPORATION

Date:December 15, 2021	/s/ John Y. Caloz
John Y. Caloz
Chief Financial Officer